                              BRIDGEWAY FUNDS, INC.

                           Aggressive Investors 1 Fund
                           Aggressive Investors 2 Fund
                            Ultra-Small Company Fund
                         Ultra-Small Company Market Fund
                             Micro-Cap Limited Fund
                              Small-Cap Growth Fund
                              Small-Cap Value Fund
                              Large-Cap Growth Fund
                              Large-Cap Value Fund
                             Blue Chip 35 Index Fund
                                  Balanced Fund

                    Supplement Dated November 30, 2006 to the
       Statement of Additional Information ("SAI") Dated October 27, 2006

The  following  changes  are  made to the SAI  effective  as of the date of this
Supplement:

1.   The  following  disclosure  is added to the  section  entitled  "Investment
     Policies and Restrictions:"

     Swaps - Total Return Swaps

     Each Fund may enter into total return swaps. This gives a Fund the right to receive  the  appreciation  in value of an  underlying  asset in return for paying a fee to the counterparty.  The fee paid by a Fund will typically be determined  by  multiplying  the face  value of the  swap  agreement  by an agreed-upon  interest rate. If the underlying  asset declines in value over the term of the swap,  the Fund  would also be  required  to pay the dollar value of that decline to the counterparty.  Total return swaps could result in  losses  if the  underlying  asset  or  reference  does not  perform  as anticipated by the Adviser.

          This information supplements the SAI of Bridgeway Funds, Inc.
                            dated October 27, 2006.
               Please retain this supplement for future reference.